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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

NETGEAR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NETGEAR, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Wednesday, June 16, 2004

10:00 a.m. local time

To Our Stockholders:

      The 2004 Annual Meeting of Stockholders of NETGEAR, Inc. will be held on Wednesday, June 16, 2004 at 10:00 a.m. local time at our executive offices at 4500 Great America Parkway, Santa Clara, California 95054 for the following purposes:

1. To elect seven (7) directors to serve until the next Annual Meeting of Stockholders;

2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004; and

3. To transact such other business as may properly come before the annual meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Stockholders who owned shares of our stock at the close of business on Tuesday, April 27, 2004 are entitled to attend and vote at the meeting. A complete list of these stockholders will be available during normal business hours for 10 days prior to the meeting at our headquarters located at 4500 Great America Parkway, Santa Clara, California 95054. A stockholder may examine the list for any legally valid purpose related to the meeting. The list also will be available during the annual meeting for inspection by any stockholder present at the meeting.

      Whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in the accompanying reply envelope. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

For the Board of Directors of
NETGEAR, INC.

Jonathan R. Mather
Executive Vice President and Chief Financial Officer

Santa Clara, California

April 29, 2004

YOUR VOTE IS IMPORTANT

PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

NETGEAR, INC.

PROXY STATEMENT FOR THE

2004 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

      The Board of Directors of NETGEAR, Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2004 Annual Meeting of Stockholders to be held at 10:00 a.m. local time on Wednesday, June 16, 2004 at our executive offices located at 4500 Great America Parkway, Santa Clara, California 95054.

      This proxy statement contains important information regarding our annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote and describes the voting procedures.

      We use several abbreviations in this proxy statement. We may refer to our Company as “NETGEAR”, “we,” “us” or “our”. The term “proxy materials” includes this proxy statement, as well as the enclosed proxy card, our Annual Report on Form 10-K for the year ended December 31, 2003 and letters from the Chief Executive Officer and Chief Financial Officer.

      We are sending the proxy materials on or about May 18, 2004 to all of our stockholders as of the record date, April 27, 2004. Stockholders who owned NETGEAR common stock at the close of business on April 27, 2004 are entitled to attend and vote at the annual meeting. On the record date, we had approximately 30,259,859 shares of our common stock issued and outstanding. We had 34 record stockholders as of the record date and our common stock is held by approximately 6,400 beneficial owners.

Voting Procedures

      As a stockholder, you have the right to vote on certain business matters affecting us. The two proposals that will be presented at the annual meeting, and upon which you are being asked to vote, are discussed in the sections entitled “Proposal One” and “Proposal Two.” Each share of NETGEAR common stock you own entitles you to one vote. The enclosed proxy card indicates the number of shares you own. You can vote by returning the enclosed proxy card and proxy in the envelope provided, or by attending the annual meeting and voting in person at the annual meeting.

Methods of Voting

      Voting by Mail. By signing and returning the proxy card according to the enclosed instructions, you are enabling our Chief Executive Officer, Patrick C.S. Lo, and our Chief Financial Officer, Jonathan R. Mather, who are named on the proxy card as “proxy holders,” to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting.

      Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you submit the proxy card, but do not indicate your voting instructions, your shares will be voted as follows:

•	FOR the election of the director nominees identified in Proposal One; and

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004.

      To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one NETGEAR stock account, we are delivering only one set of the proxy statement and the annual report on Form 10-K for the year ended December 31, 2003 to certain stockholders who share an address unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by writing our Corporate Secretary at NETGEAR, Inc., 4500 Great America Parkway, Santa Clara, California 95054. You may receive a copy of the exhibits to NETGEAR’s Annual Report on Form 10-K for the year ended December 31, 2003 by sending a written request to NETGEAR, Inc., 4500 Great America Parkway, Santa Clara, California 95054, Attn: Corporate Secretary.

      Voting Electronically via the Internet or by Telephone. Stockholders whose shares are registered in their own names may vote either via the Internet or by telephone. Specific instructions to be followed by any registered stockholder interested in voting via Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their voting instructions have been properly recorded.

      If your shares are registered in the name of a bank or brokerage firm and you have not elected to receive your proxy statement over the Internet, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of this proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP’s program, your proxy card will provide instructions. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage paid envelope provided.

      Voting in Person at the Meeting. If you plan to attend the annual meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name, but if you wish to vote at the meeting, you will need to bring with you to the annual meeting a legal proxy from your broker or other nominee authorizing you to vote these shares.

Revoking Your Proxy

      You may revoke your proxy at any time before it is voted at the annual meeting. In order to do this, you may either:

•	sign and return another proxy bearing a later date;

•	vote on a later date by telephone or by using the Internet (only your latest telephone or Internet proxy is counted);

•	provide written notice of the revocation to Christopher C. Marshall, our Corporate Secretary at NETGEAR, Inc., 4500 Great America Parkway, Santa Clara, California 95054, prior to the time we take the vote at the annual meeting; or

•	attend the meeting and vote in person.

Quorum Requirement

      A quorum, which is a majority of our outstanding shares as of the record date, must be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting or if you submit a properly executed proxy card.

Votes Required for Each Proposal

      The vote required and method of calculation for the proposals to be considered at the annual meeting are as follows:

Proposal One — Election of Directors. The seven director nominees receiving the highest number of votes, in person or by proxy, will be elected as directors. You may vote (i) “for” all nominees, (ii) “withhold” for all nominees or (iii) “withhold” for certain nominees by striking a line through the name(s) of such nominees on your proxy card.

Proposal Two — Ratification of PricewaterhouseCoopers LLP as Independent Auditors. Ratification of PricewaterhouseCoopers LLP as our independent auditors will require the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy. You may vote “for,” “against,” or “abstain” from voting on the proposals to ratify PricewaterhouseCoopers LLP as our independent auditors.

Abstentions and Broker Non-Votes

      If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Consequently, if you abstain from voting on the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants, your abstention will have the same effect as a vote against the proposal.

      Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but expressly instructing that the broker is NOT voting on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. Your broker will have discretionary authority to vote your shares on both proposals, which are routine matters.

Proxy Solicitation Costs

      We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing and mailing of proxy materials. We expect our Chief Financial Officer, Jonathan Mather, to tabulate the proxies and act as inspector of the election.

Deadline for Receipt of Stockholder Proposals for 2005 Annual Meeting

      As a stockholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals by our stockholders intended to be presented for consideration at our 2005 Annual Meeting of Stockholders must be received by us no later than January 18, 2005 (120 calendar days prior to the anniversary of the mailing date of this proxy statement), in order that they may be included in the proxy statement and form of proxy related to that meeting.

      The Securities and Exchange Commission rules establish a different deadline with respect to discretionary voting for stockholder proposals that are not intended to be included in a company’s proxy statement. The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the annual meeting. The discretionary vote deadline for our 2005 annual meeting is April 4, 2005, which is 45 calendar days prior to the anniversary of the mailing date of this proxy statement. If a stockholder gives notice of a proposal after the discretionary vote deadline, our proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2005 annual meeting.

      In addition, our bylaws establish an advance notice procedure with regard to specified matters, including stockholder proposals and director nominations, which are proposed to be properly brought before an Annual Meeting of Stockholders. To be timely, a stockholder’s notice shall be delivered no less than 120 days prior to the date of annual meeting specified in the proxy statement provided to stockholders in connection with the preceding year’s annual meeting, which is February 16, 2005 in connection with our 2005 Annual Meeting of Stockholders. In the event that no annual meeting was held in the previous year or the date of the annual meeting is changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be received not later than the tenth business day following the day notice of the date of the meeting was mailed or public disclosure was made, whichever occurs first. A stockholder’s notice shall include: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of our stock which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information required by the Securities Exchange Act of 1934, as amended (the “1934 Act”). In addition, if a stockholder wishes to nominate a candidate for director, the stockholder’s notice shall also include the following information for the candidate: (i) name, age, business address and residence address, (ii) principal occupation or employment of such nominee, (iii) class and number of shares of our stock beneficially owned by such nominee, (iv) description of all arrangements between the stockholder and the nominee and (v) any other information required by the 1934 Act (including the candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). A copy of the full text of our bylaws is available from our Corporate Secretary upon written request. Proposals should be sent to our Corporate Secretary, c/o NETGEAR, Inc., 4500 Great America Parkway, Santa Clara, California 95054.

Nomination of Director Candidates

      The Nominating and Corporate Governance Committee considers candidates for board membership suggested by members of our Board of Directors, management and stockholders. It is the policy of the Nominating and Corporate Governance Committee to consider recommendations for candidates to our Board of Directors from stockholders by submitting: the candidate’s name; home and business contact information; detailed biographical data and qualifications; information regarding any relationships between the candidate and NETGEAR within the last three years; and evidence of the nominating person’s ownership or beneficial ownership of NETGEAR stock and amount of stock holdings. The Nominating and Corporate Governance Committee will consider persons recommended by our stockholders in the same manner as a nominee recommended by our Board of Directors, individual board members or management. See “Election of Directors — Policy for Director Recommendations and Nominations” for additional information.

      In addition, a stockholder may nominate a person directly for election to our Board of Directors at an annual meeting of our stockholders provided they meet the requirements set forth in our bylaws and the rules and regulations of the Securities and Exchange Commission related to stockholder proposals. The process for properly submitting a stockholder proposal, including a proposal to nominate a person for election to our Board of Directors at an annual meeting, is described above in the section entitled “Deadline for Receipt of Stockholder Proposals for 2005 Annual Meeting.”

Stockholder Communications to Directors

      Stockholders may communicate directly with our Board of Directors by writing to them c/o NETGEAR, Inc., 4500 Great America Parkway, Santa Clara, California 95054. Unless the communication is marked “confidential”, our Corporate Secretary will monitor these communications and provide appropriate summaries of all received messages to the chairperson of our Nominating and Corporate Governance Committee. Any stockholder communication marked “confidential” will be logged as “received,” but will not be reviewed by the Corporate Secretary. Such confidential correspondence will be immediately forwarded to the Chairperson of the Nominating and Corporate Governance Committee for appropriate action. Where the nature of a communication concerns questionable accounting or auditing matters directed directly to the Audit Committee, our Corporate Secretary will log the date of receipt of the communication as well as (for non-confidential communications) the identity of the correspondent in the Company’s stockholder communications log.

Other Matters

      Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the meeting. Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly brought before the stockholders at the meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the 1934 Act.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

      The nominees for election at the Annual Meeting of Stockholders are Patrick C.S. Lo, Ralph E. Faison, A. Timothy Godwin, Linwood A. Lacy, Jr., Gerald A. Poch, Gregory J. Rossmann and Stephen D. Royer. If elected, they will each serve as a director until the Annual Meeting of Stockholders in 2005, and until their respective successors are elected and qualified or until their earlier resignation or removal.

      Unless otherwise instructed, the proxy holders will vote the proxies received by them for election of all of the director nominees, all of whom currently serve as directors. In the event the nominees are unable or decline to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We are not aware that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of the nominees listed above.

Vote Required

      If a quorum is present and voting, the seven nominees receiving the highest number of votes will be elected to our Board of Directors. Abstentions are not counted in the election of directors. If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote on this proposal, your broker may have the authority to vote your shares.

Information Concerning the Nominee and Incumbent Directors

      The following table sets forth the name and age of the nominee and incumbent directors as of April 27, 2004, the principal occupation of each and the period during which each has served as our director. Information as to the stock ownership of each of our directors and all of our current executive officers as a group is set forth below under “Security Ownership of Certain Beneficial Owners and Management.”

			Director
Name	Principal Occupation	Age	Since

Patrick C.S. Lo	Patrick C.S. Lo has served as our Chairman since March 2002 and Chief Executive Officer since March 2000. From September 1999 to March 2002, he served as our President, and since our inception in 1996 to September 1999, he served as Vice President and General Manager. Mr. Lo joined Bay Networks, a networking company, in August 1995 to launch a division targeting the small business and home markets and established the NETGEAR division in January 1996. From 1983 until 1995, Mr. Lo worked at Hewlett-Packard Company, a computer and test equipment company, where he served in various management positions in software sales, technical support, network product management, sales support and marketing in the United States and Asia, most recently as the Asia/Pacific marketing director for Unix servers. Mr. Lo received a B.S. degree in Electrical Engineering from Brown University.	47	2000

			Director
Name	Principal Occupation	Age	Since

Ralph E. Faison	Ralph E. Faison has served as one of our directors since August 2003. From February 2003 to the present, Mr. Faison has served as Chief Executive Officer of Andrew Corporation, a public company and a manufacturer of communications equipment and systems, and from June 2002 to the present, Mr. Faison has also served as President and a Director of Andrew Corporation. From June 2002 to February 2003, Mr. Faison served as Chief Operating Officer of Andrew Corporation. From June 2001 to June 2002, Mr. Faison served as President and Chief Executive Officer of Celiant Corporation, a manufacturer of power amplifiers and wireless radio frequency systems, which was acquired by Andrew Corporation in June 2002. From October 1997 to June 2001, Mr. Faison was Vice President of the New Ventures Group at Lucent Technologies, a communications service provider, and from 1995 to 1997, he was Vice President of advertising and brand management at Lucent Technologies. Prior to joining Lucent, Mr. Faison held various positions at AT&T, a voice and data communications company, including as Vice President and General Manager of AT&T’s wireless business unit and manufacturing Vice President for its consumer products unit in Bangkok, Thailand. He is a member of the Board of Directors of WatchMark Corporation, a telecommunications company and a member of the Board of Directors of The Chicago Executives Club. Mr. Faison received a B.A. degree in marketing from Georgia State University and a M.S. degree in management as a Sloan Fellow from Stanford University.	45	2003
A. Timothy Godwin	A. Timothy Godwin has served as one of our directors since August 2003. From July 1989 to January 1997, Mr. Godwin worked at Tech Data Corporation, an information technology products distributor, in various capacities including serving as a member of its Board of Directors, Vice Chairman focusing on worldwide finance and administration, President and Chief Operating Officer, Chief Financial Officer and senior Vice president of finance. From 1974 to June 1989, Mr. Godwin was employed by Price Waterhouse (now part of PricewaterhouseCoopers LLP), most recently as an audit partner from July 1987 to June 1989. Mr. Godwin is a Certified Public Accountant and received a B.S. degree in Accounting from the University of West Florida.	54	2003

			Director
Name	Principal Occupation	Age	Since

Linwood A. Lacy, Jr.	Linwood A. Lacy, Jr. has served as one of our directors since September 2002. From July 1998 to July 2001, Mr. Lacy served as Chairman of 4Sure.com, a direct marketer of computer and technology products. From October 1996 to October 1997, Mr. Lacy served as President and Chief Executive Officer of Micro Warehouse Incorporated, a micro computer direct-marketing company. From 1985 to May 1996, he served as the Co-Chairman and Chief Executive Officer of Ingram Micro, Inc., a microcomputer products distributor and a then wholly-owned subsidiary of Ingram Industries Inc. From April 1996 to May 1996, Mr. Lacy served as Vice Chairman of Ingram Industries Inc.; from June 1995 to April 1996, he served as its President and Chief Executive Officer; and from December 1993 to June 1995, he served as its President. Mr. Lacy is a Director of EarthLink, Inc., a public company, as well as a Director of several private companies, including Ingram Industries Inc. Mr. Lacy received both a B.S. degree in Chemical Engineering and an M.B.A from the University of Virginia.	58	2002
Gerald A. Poch	Gerald A. Poch has served as one of our directors since March 2000. From January 2000 to the present, Mr. Poch has served as a Managing Director of Pequot Capital Management, Inc. and co-head of Pequot Ventures. Since August 1998, Mr. Poch has been one of the leaders of the venture capital team responsible for the growth and strategic direction of the group. From August 1996 to June 1998, he was the Chairman, President and Chief Executive Officer of G.E. Capital Information Technology Solutions, Inc., a technology solutions provider. Prior to that, he served as co-founder, co-chairman and co-president of AmeriData Technologies, Inc. (the predecessor company of G.E. Capital Information Technology Solutions, Inc.), a value-added reseller and systems integrator of hardware and software systems. Mr. Poch is a Director of BriteSmile, Inc., Analex Corp. and Andrew Corporation, which are public companies, as well as a Director of several private companies. Mr. Poch received a B.S. degree from the University of Connecticut and a J.D. degree cum laude from Boston University Law School.	57	2000
Gregory J. Rossmann	Gregory J. Rossmann has served as one of our directors since February 2002. From April 2000 to the present, Mr. Rossmann has served as a General Partner of Pequot Private Equity Fund II L.P. From April 1994 to April 2000, Mr. Rossmann served as Managing Director and partner at Broadview International, an investment banking firm. From June 1991 to April 1994, he worked at Dynatech Corporation, a technology holding company, where he served as manager of new business development. Prior to that, he was a co-founder of Telemaster Corporation. Mr. Rossmann is a Director of several private companies. Mr. Rossmann received a B.S. degree in Electrical Engineering from the University of Cincinnati and an M.B.A. from Santa Clara University.	42	2002

			Director
Name	Principal Occupation	Age	Since

Stephen D. Royer	Stephen D. Royer has served as one of our directors since September 2000. From 1991 to the present, Mr. Royer has been with Shamrock Capital Advisors, Inc., a merchant banking company, where he has served as a Managing Director for more than five years. Mr. Royer is a Director of several private companies. Mr. Royer received a B.A. degree in Quantitative Economics from Stanford University and an M.B.A. degree from the University of California in Los Angeles.	39	2000

      There are no family relationships between any director or executive officer. Our Board of Directors has determined that Mr. Faison, Mr. Godwin, Mr. Lacy, Mr. Poch, Mr. Rossmann and Mr. Royer are independent under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. We encourage the attendance of members of our Board of Directors at the annual meeting. We did not have an Annual Meeting of Stockholders in 2003.

Vote Required and Board of Directors’ Recommendation

      The nominees receiving the greatest number of votes of the shares present and entitled to vote at the annual meeting will be elected as directors. Our Board of Directors has unanimously approved each of the individuals listed above as its nominees and recommends that stockholders vote “FOR” the election of these nominees.

Board and Committee Meetings

      Our Board of Directors held a total of eighteen meetings during 2003. Our Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees. Each member of the committees meets the independence standards of Rule 4200(a)(15) of the Nasdaq National Market. All of our directors attended at least 75% of the meetings of the Board of Directors and any applicable committee held while they were members of our Board of Directors or the applicable committee.

	Date of	Members At		Meetings
Committee	Inception	the End of 2003	Committee Functions	Held in 2003

Audit	2000	A. Timothy Godwin Linwood A. Lacy, Jr. Stephen D. Royer	Reviews internal accounting procedures Appoints independent auditors Reviews results of independent audit Determines investment policy and oversees its implementation	4

Compensation	2000	Ralph E. Faison Gerald A. Poch Gregory J. Rossmann	Administers our stock option plans Recommends compensation of executive officers and directors Reviews and recommends general policies relating to compensation and benefits	4

	Date of	Members At		Meetings
Committee	Inception	the End of 2003	Committee Functions	Held in 2003

Nominating and Corporate Governance	2004	None	Recommends nomination of board members Assists with succession planning for executive management positions Oversee and evaluate board performance Evaluate composition, organization and governance of board and its committees	—

Audit Committee

      Our Board of Directors adopted a written charter for the Audit Committee in August 2000, which was amended in February 2004. A copy of the Audit Committee charter is attached to this proxy statement as Appendix A. Our Board of Directors has determined that Mr. A. Timothy Godwin, Mr. Linwood A. Lacy, Jr. and Mr. Stephen D. Royer is each an “audit committee financial expert,” as defined in the rules of the Securities and Exchange Commission. Our Board of Directors has determined that Messrs. Godwin, Lacy and Royer are “independent,” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the 1934 Act. Mr. Godwin serves as chairman of our Audit Committee.

Compensation Committee

      Our Board of Directors adopted a written charter for the Compensation Committee in August 2000, which was amended in February 2004. Our Compensation Committee currently consists of Messrs. Faison, Poch and Rossmann, each of whom is a non-management member of our Board of Directors. Mr. Poch serves as chairman of our Compensation Committee.

Nominating and Corporate Governance Committee

      Our Board of Directors formed a Nominating and Corporate Governance Committee and adopted its written charter in April 2004. A copy of the Nominating and Corporate Governance Committee charter is attached to this proxy statement as Appendix B. Our Nominating and Corporate Governance Committee currently consists of Messrs. Lacy, Godwin and Poch. None of the current members of the Nominating and Corporate Governance Committee is an employee of NETGEAR and each is independent under the listing requirements of the Nasdaq National Market. Mr. Lacy serves as chairman of the Nominating and Corporate Governance Committee.

Policy for Director Recommendations and Nominations

      The Nominating and Corporate Governance Committee considers candidates for board membership suggested by members of our Board of Directors, management and stockholders. It is the policy of the Nominating and Corporate Governance Committee to consider recommendations for candidates to our Board of Directors from stockholders by submitting: the candidate’s name; home and business contact information; detailed biographical data and qualifications; information regarding any relationships between the candidate and NETGEAR within the last three years; and evidence of the nominating person’s ownership or beneficial ownership of NETGEAR stock and amount of stock holdings. The Nominating and Corporate Governance Committee will consider persons recommended by our stockholders in the same manner as a nominee recommended by our Board of Directors, individual board members or management.

      In addition, a stockholder may nominate a person directly for election to our Board of Directors at an annual meeting of our stockholders provided they meet the requirements set forth in our bylaws and the rules and regulations of the Securities and Exchange Commission related to stockholder proposals. The process for properly submitting a stockholder proposal, including a proposal to nominate a person for election to our Board of Directors at an annual meeting, is described above in the section entitled “Deadline for Receipt of Stockholder Proposals for 2005 Annual Meeting.”

      Where the Nominating and Corporate Governance Committee has either identified a prospective nominee or determines that an additional or replacement director is required, the Nominating and Corporate Governance Committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the board or management. In its evaluation of director candidates, including the members of our Board of Directors eligible for re-election, the Nominating and Corporate Governance Committee considers a number of factors, including the following:

•	the current size and composition of the board of directors and the needs of the board of directors and the respective committees of the board; and

•	such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service, and potential conflicts of interest.

      In connection with its evaluation, the Nominating and Corporate Governance Committee determines whether it will interview potential nominees. After completing the evaluation and review, the Nominating and Corporate Governance Committee approves the nominees for election to our Board of Directors.

Code of Ethics

      Our Board of Directors has adopted a Code of Ethics that is applicable to our senior executive and financial officers. This Code is intended to deter wrongdoing and promote ethical conduct among our directors and executive officers. A copy of the code of ethics is available at http://www.NETGEAR.com.

Director Compensation

      Our non-employee directors receive $1,000 per meeting and are entitled to reimbursement of business, travel and other related expenses incurred in connection with their attendance at meetings of our Board of Directors and committee meetings. The chairman of our Audit Committee receives an additional $1,000 per committee meeting attended and the chairman of the Compensation Committee receives an additional $500 per meeting attended. In addition, our directors, including non-employee directors, are eligible to receive stock options under our 2003 Stock Option Plan. New non-employee directors who join our Board of Directors are entitled to receive automatic, non-discretionary initial options to acquire 25,000 shares of our common stock, subject to three-year vesting. Directors who have served at least six months with us receive an annual option of 15,000 shares at each annual meeting starting at our 2004 meeting, which will be subject to one-year vesting, under our 2003 Stock Plan.

Compensation Committee Interlocks and Insider Participation

      Our Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for officers and other employees. No interlocking relationship exists between any member of our Compensation Committee and any other member of our Board of Directors or Compensation Committee.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      In accordance with its charter, the Audit Committee has selected PricewaterhouseCoopers LLP, independent auditors, to audit our financial statements for the fiscal year ending December 31, 2004 and with the endorsement of the Board of Directors recommends to stockholders that they ratify that appointment. PricewaterhouseCoopers LLP served in this capacity for the year ended December 31, 2003. A representative of PricewaterhouseCoopers LLP will be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and be available to answer any appropriate questions.

Audit and Related Fees

      The following table is a summary of the fees billed to us by PricewaterhouseCoopers LLP for professional services for the years ended December 31, 2003 and December 31, 2002:

Fee Category	2003 Fees	2002 Fees

Audit Fees	$239,000	$170,000
Audit-Related Fees	847,000	—
Tax Compliance Fees	106,620	64,743
Tax Consulting Fees	189,120	20,895
All Other Fees	—	—

Total Fees	$1,381,740	$255,638

Audit Fees. Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of our quarterly interim consolidated financial statements, as well as services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for review of our filing of Registration Statement on Form S-1 and consultations in connection with Sarbanes-Oxley compliance, financial accounting and reporting standards.

Tax Compliance Fees. Consists of fees billed for professional services including assistance regarding federal, state and international tax compliance and related services.

Tax Consulting Fees. Consists of fees billed for professional services for tax advice and tax planning.

All Other Fees. There were no such services provided in the periods reported above.

      Before selecting and prior to determining to continue its engagement for 2004 with PricewaterhouseCoopers LLP, the Audit Committee carefully considered PricewaterhouseCoopers LLP’s qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee’s review included inquiry concerning any litigation involving PricewaterhouseCoopers LLP and any proceeding by the SEC against the firm. In this respect, the Audit Committee has concluded that the ability of PricewaterhouseCoopers LLP to perform services for NETGEAR is in no way adversely affected by such litigation or investigation. The Audit Committee’s review also included matters required to be considered under the Securities and Exchange Commission’s rules on auditor independence, including the nature and extent of non-audit services, to ensure that the auditors’ independence will not be impaired. The Audit Committee pre-approves all audit and non-audit services provided by PricewaterhouseCoopers LLP, or subsequently approves non-audit services in those circumstances where a subsequent approval is necessary and permissible. All of the services provided by PricewaterhouseCoopers LLP described under “Audit-Related Fees,” “Tax Compliance Fees,” “Tax Consulting Fees” and “All Other Fees” were pre-approved by the Audit Committee. The Audit Committee of our

Board of Directors has determined that the provision of services by PricewaterhouseCoopers LLP other than for audit related services is compatible with maintaining the independence of PricewaterhouseCoopers LLP as our independent auditors.

Vote Required and Board of Directors’ Recommendation

      Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors is not required by our bylaws or other applicable legal requirement. However, our Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee and Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

      The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve this proposal. Our Board of Directors has unanimously approved this proposal and recommends that stockholders vote “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 27, 2004 by:

•	each stockholder who we know beneficially owns more than 5% of our common stock;

•	each of our directors

•	each of our current named executive officers; and

•	all of our directors and executive officers as a group.

      Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Percent of beneficial ownership is based upon 30,259,859 shares of our common stock outstanding as of April 27, 2004 and the shares of common stock subject to options held by the beneficial owner that are currently exercisable with 60 days of April 27, 2004. The address for those individuals for which an address is not otherwise provided is c/o NETGEAR, Inc., 4500 Great America Parkway, Santa Clara, California 95054. Unless otherwise indicated, we believe the stockholders listed have sole voting or investment power with respect to all shares, subject to applicable community property laws.

		Percentage of
	Number of	Total Shares
	Outstanding Shares	Beneficially
Name and Address	Beneficially Owned	Owned

5% Stockholders:
Pequot Capital Management(1)	4,188,291	13.8%
Shamrock Capital Growth Fund, L.P.(2)	2,888,831	9.5
Blue Ridge Limited Partnership(3)	1,529,903	5.1

Executive Officers and Directors:
Patrick C.S. Lo(4)	1,206,080	3.9
Raymond P. Robidoux(5)	169,668	*
Jonathan R. Mather(6)	80,526	*
Mark G. Merrill(7)	457,806	1.5
Ralph E. Faison	—	—
A. Timothy Godwin	10,415	*
Linwood A. Lacy, Jr.(8)	26,796	*
Gerald A. Poch(1)	4,188,291	13.8
Gregory J. Rossmann(1)	4,188,291	13.8
Stephen D. Royer(2)	2,888,831	9.5
All current directors and executive officers as a group (15 persons)(9)	9,162,476	28.5%

*	Less than 1%

(1)	Shares beneficially owned by Pequot Capital Management, Inc., the investment manager of Pequot Private Equity Fund II, L.P., represents 4,188,291 shares held of record by Pequot Private Equity Fund II, L.P. Pequot Capital Management, Inc. holds voting and dispositive power for all shares held by Pequot Private Equity Fund II, L.P. Gerald A. Poch is a Managing Director of Pequot Capital Management, Inc. and co-head of Pequot Ventures, and Gregory J. Rossmann is a Principal of Pequot Capital Management, Inc. and a General Partner of Pequot Private Equity Fund II, L.P. Both Mr. Poch and Mr. Rossmann serve as members of our Board of Directors and may be deemed to beneficially own the securities held of record by Pequot Private Equity Fund II, L.P. Mr. Poch and Mr. Rossmann disclaim beneficial ownership of these shares except to the extent of their pecuniary interest therein. The address of Pequot Capital Management, Inc. and Pequot Private Equity Fund II, L.P. is 500 Nyala Farm Road, Westport, CT 06880.

(2)	Shares beneficially owned by Shamrock Capital Growth Fund, L.P. represent 2,769,211 shares held of record by Shamrock Capital Growth Fund, L.P. and 119,620 shares hold of record by Shamrock Capital Advisors, Inc. Stephen D. Royer, one of our directors, is a managing director of Shamrock Capital Advisors, Inc., which is a related party to Shamrock Capital Growth Fund, L.P. Shamrock Capital Partners, L.L.C. holds voting and dispositive power for the shares held of record by Shamrock Capital Growth Fund, L.P. Mr. Royer is also an executive vice president of Shamrock Capital Partners, L.L.C., the general partner of Shamrock Capital Growth Fund, L.P. Mr. Royer disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. The address of Shamrock Capital Advisors, Inc. and Shamrock Capital Growth Fund, L.P. is 4444 Lakeside Drive, Second Floor, Burbank, CA 91505.

(3)	Shares beneficially owned by Blue Ridge Limited Partnership represent 1,174,803 shares held of record by Blue Ridge Limited Partnership, 36,704 shares held of record by Blue Ridge Private Equity Fund, LLC and 318,396 shares of record held by Blue Ridge Offshore Master Limited Partnership. The sole managing member of each of Blue Ridge Private Equity Fund, LLC, JAG Offshore Holdings, LLC and JAG Holdings, LLC is John A. Griffin. JAG Holdings, LLC holds voting and dispositive power for the shares held by Blue Ridge Limited Partnership, JAG Offshore Holdings, LLC holds voting and dispositive power for the shares held by Blue Ridge Offshore Master Limited Partnership and Mr. Griffin holds voting and dispositive power for the shares held by Blue Ridge Private Equity Fund, LLC. Mr. Griffin disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein, Blue Ridge Offshore Master Limited Partnership disclaims beneficial ownership of the shares held by Blue Ridge Limited Partnership and Blue Ridge Private Equity Fund, LLC and Blue Ridge Limited Partnership disclaims beneficial ownership of the shares held by Blue Ridge Offshore Master Limited Partnership and Blue Ridge Private Equity Fund, LLC. The address of each of Blue Ridge Limited Partnership, Blue Ridge Offshore Master Limited Partnership and Blue Ridge Private Equity Fund, LLC is 660 Madison Avenue, New York, NY 10021.

(4)	Shares beneficially owned by Mr. Lo include (1) 199,171 shares held of record by The Patrick and Emily Lo Revocable Living Trust Dated 4-7-99, (2) 5,074 shares held of record by The Daphne T. W. Lo 2002 Irrevocable Education Trust, (3) 5,074 shares held of record by The Kai W. Lo 2002 Irrevocable Education Trust, and 996,761 shares issuable pursuant to options exercisable within 60 days of April 27, 2004.

(5)	Includes 169,668 shares issuable pursuant to options exercisable within 60 days of April 27, 2004.

(6)	Includes 80,526 shares issuable pursuant to options exercisable within 60 days of April 27, 2004.

(7)	Includes 457,806 shares issuable pursuant to options exercisable within 60 days of April 27, 2004.

(8)	Includes 26,796 shares issuable pursuant to options exercisable within 60 days of April 27, 2004.

(9)	Includes 1,865,620 shares issuable pursuant to options exercisable within 60 days of April 27, 2004.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following Summary Compensation Table sets forth certain information regarding the compensation of our chief executive officer and our four next most highly compensated executive officers for 2003 for services rendered in all capacities for the years indicated.

		Annual Compensation
	Fiscal			All Other
Name and Principal Position	Year	Salary($)	Bonus(1)	Compensation(2)

Patrick C.S. Lo	2003	$350,000	$100,000	$1,500
Chairman and Chief Executive Officer
Raymond P. Robidoux	2003	250,000	18,750	1,500
President
Jonathan R. Mather(3)	2003	250,000	43,750	39,069
Executive Vice President and Chief Financial Officer
Leslie A. Adams(4)	2003	206,731	—	109,063
Vice President of Marketing
Mark G. Merrill	2003	203,000	15,225	1,500
Chief Technology Officer

(1)	Each of our executive’s bonus is earned in 2003, subject to the review and approval of our Board of Directors, and paid in 2004.

(2)	All other compensation consists of discretionary matching contributions to our 401(k) plan on behalf of each named executive officer, unless otherwise stated. Excludes prerequisites and personal benefits, securities or property to the extent such benefits do not exceed the lesser of either $50,000 or 10% of the total annual sales, and bonus for the named executive officer.

(3)	Mr. Mather received other compensation consisting of a $1,500 matching contribution to our 401(k) plan on his behalf and a tax protected housing allowance of $37,569 for the year.

(4)	Ms. Adams received other compensation consisting of a $41,177 housing allowance, $41,424 moving expenses, $18,193 in bonus payments related to calendar year 2002, and $8,269 in payments resulting from her separation from us.

Option Grants in 2003

      No stock options were granted during 2003 to our named executive officers.

Aggregate Option Exercises in Last Year and Year-End Option Values

      None of the named executive officers exercised options during the fiscal year ended December 31, 2003. The following table sets forth the number and value of securities underlying options held as of December 31, 2003.

	Number of
	Securities Underlying		Value of Unexercised
	Unexercised Options at		In-the-Money Options at
	December 31, 2003		December 31, 2003

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Patrick C.S. Lo	996,761	—	$11,442,816	$—
Raymond P. Robidoux	140,264	255,778	1,527,475	2,785,422
Jonathan R. Mather	231,022	165,020	3,396,023	2,425,794
Leslie A. Adams	51,041	123,959	509,900	1,238,350
Mark G. Merrill	562,871	8,236	6,415,174	82,279

Equity Compensation Plan Information

      The following table provides information as of December 31, 2003 about our common stock that may be issued upon the exercise of options and rights granted to employees, consultants or members of our Board of Directors under all existing equity compensation plans including the 2000 Stock Option Plan (which was terminated as to new grants in May 2003), the 2003 Stock Plan and the 2003 Employee Stock Purchase Plan.

			Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted-Average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Plan category	(a)	(b)	(c)

Equity compensation plans approved by securityholders	6,561,693 (1)	$5.39	1,896,412 (2)
Equity compensation plans not approved by securityholders	43,750 (3)	3.31	—

Total	6,605,443	$5.38	1,896,412

(1)	Includes 6,386,268 shares outstanding under the 2000 Stock Option Plan, 175,425 shares outstanding under the 2003 Stock Option Plan and no outstanding shares under the 2003 Employee Stock Purchase Plan.

(2)	Includes 1,396,412 shares available for issuance under the Company’s 2003 Stock Option Plan and 500,000 shares under the Company’s 2003 Employee Stock Purchase Plan.

(3)	In April 2002, we issued a stand-alone nonstatutory stock option to Michael Ressner, one of our former directors associated with Nortel Networks Corporation, to purchase 43,750 shares of our common stock at an exercise price of $3.31 per share. The option is fully vested and expires on April 22, 2006, or earlier in connection with our change in control if not assumed or substituted by the successor company. Mr. Ressner resigned from our Board of Directors in February 2002 in connection with our repurchase of all of the shares of Series A preferred stock then held by Nortel Networks Corporation. We issued the stock option to Mr. Ressner pursuant to a settlement agreement and release in connection with such termination of services.

Employment Agreements and Change in Control Arrangements

      We have entered into employment agreements with the following of our current executive officers. Each agreement may be terminated by either us or the executive officer at any time with or without cause. In addition, the employment agreements provide for annual salary and bonus amounts and severance benefits, as may be adjusted from time to time by our Board of Directors.

      On December 3, 1999, we entered into an employment agreement with Patrick C.S. Lo, our Chairman and Chief Executive Officer. The agreement provides that if within one year following a change of control of NETGEAR, Mr. Lo is terminated without cause or resigns for good reason, he is entitled to full acceleration of any unvested portion of his stock options, and severance payments at his final base salary rate for a period of one year after his termination or resignation. If Mr. Lo is terminated without cause, he is entitled to receive severance payments at his final base salary rate for a period of one year and will continue to have his stock options vest for one year after such termination.

      On December 9, 1999, we entered into an employment agreement with Mark G. Merrill, our Chief Technology Officer. The agreement provides that if within one year following a change of control of NETGEAR, Mr. Merrill is terminated without cause or resigns for good reason, he is entitled to receive two years acceleration of any unvested portion of his stock options. If Mr. Merrill is terminated without cause, he is entitled to receive severance payments at his final base salary rate for 26 weeks and will continue to have his stock options vest for one year after such termination.

      On July 15, 2002, we entered into an employment agreement with Raymond P. Robidoux, our President and on August 10, 2001, we entered into an employment agreement with Jonathan R. Mather, our Executive Vice President and Chief Financial Officer. The agreements provide that if within one year following a change of control of NETGEAR, the officer is terminated without cause or resigns for good reason, he is entitled to receive two years acceleration of any unvested portion of his stock options. If the officer is terminated without cause, he is entitled to receive severance payments at his final base salary rate for a period of 39 weeks and will continue to have his stock options vest for one year after such termination.

      On November 4, 2002, we entered into an employment agreement with Michael F. Falcon, our Vice President of Operations. On January 6, 2003, we entered into an employment agreement with Charles T. Olson, our Vice President of Engineering. On November 3, 2003, we entered into an employment agreement with Michael A. Werdann, our Vice President of America Sales. On November 14, 2003, we entered into an employment agreement with Christopher C. Marshall, our Vice President of Finance. Each of these agreements provide that if within one year following a change of control of NETGEAR, the officer is terminated without cause or resigns for good reason, he is entitled to receive two years acceleration of any unvested portion of his stock options. If the officer is terminated without cause, he is entitled to receive severance payments at his final base salary rate for a period of 26 weeks and will continue to have his stock options vest for one year after such termination, except that Mr. Marshall will continue to have his stock options vest for six months after such termination.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this Report of the Compensation Committee of our Board of Directors shall not be deemed “filed” with the Commission or “soliciting material” under the 1934 Act, and shall not be incorporated by reference into any such filings.

      During 2003, executive compensation matters were approved by the Compensation Committee, which currently consists of Ralph E. Faison, Gerald A. Poch and Gregory J. Rossmann. Prior to Mr. Faison joining the Compensation Committee in August 2003, the members of the committee were Messrs. Rossmann and Royer. The following is the report of the Compensation Committee of our Board of Directors with respect to compensation during 2003.

General Compensation Philosophy

      The Compensation Committee operates under a written charter adopted by our Board of Directors in August 2000 and amended in February 2004. The primary objectives of the executive compensation policies of our Board of Directors include the following:

•	To attract, motivate, and retain a highly qualified executive management team;

•	To link executive compensation to our financial performance as well as to define individual management objectives established by the compensation committee;

•	To compensate competitively with the practices of similarly situated technology companies; and

•	To create management incentives designed to enhance stockholder value.

      NETGEAR competes in an aggressive and dynamic industry and, as a result, our Board of Directors believes that finding, motivating and retaining quality employees, particularly senior managers, sales personnel and technical personnel, are important factors to NETGEAR’s future success. The philosophy of the Compensation Committee seeks to align the interests of stockholders and management by tying compensation to NETGEAR’s financial performance, either directly in the form of salary and bonuses paid in cash or indirectly in the form of stock options granted to NETGEAR’s principal executive officers.

Cash Compensation

      NETGEAR seeks to provide cash compensation to its executive officers, including base salary and bonus, at levels that are commensurate with cash compensation of executives with comparable responsibility at similarly situated technology companies. Annual increases in base salary are determined on an individual basis based on market data and a review of the officer’s performance and contribution to various individual, departmental and corporate objectives. Cash bonuses, if any, are intended to provide additional incentives to achieve such objectives.

      The salaries and cash bonuses of each of NETGEAR’s executive officers, other than the chief executive officer, were determined by the Compensation Committee and ratified by our Board of Directors. The chief executive officer’s base salary was determined by the Compensation Committee and ratified by our Board of Directors with the abstention by the chief executive officer. During 2003, the compensation of Patrick C.S. Lo, NETGEAR’s chief executive officer, consisted of base salary of $350,000. The Compensation Committee reviewed the chief executive officer’s salary at the beginning of 2003 using the same criteria and policies as are employed for the other executive officers.

      Based on a review of public company proxy data and other relevant market data, our Board of Directors believes that cash compensation paid to NETGEAR’s executive officers, including the chief executive officer, was generally consistent with amounts paid to officers with similar responsibilities at similarly situated technology companies. We note that competition for qualified management and technical personnel in NETGEAR’s industry is intense, and we expect such competition to remain intense for the foreseeable future. As a result, in order to insure access to qualified personnel, our Board of Directors believes that it will continue to be necessary to provide compensation packages that are at least competitive with, and in certain instances superior to, compensation paid by other similarly situated semiconductor design software companies.

Equity-Based Compensation

      NETGEAR provides long term incentives through its 2003 stock option plan. Stock options are periodically granted under the 2003 stock option plan to provide additional incentive to executives and other employees to maximize long-term total return to our stockholders. We believe that stock options are a particularly strong incentive, because they are valuable to employees only if the fair market value of our common stock increases above the exercise price, which is set at the fair market value of NETGEAR’s common stock on the date the option is granted. In addition, employees must remain employed with NETGEAR for a fixed period of time in order for the options to vest fully. Options generally vest over a four-year period to encourage option holders to remain employed by NETGEAR.

      With respect to the size of the options granted to NETGEAR’s executive officers, the Compensation Committee considers the executive’s position, the executive’s individual performance, the number of options held (if any), the extent to which those options are vested and any other factors that our Board of Directors may deem relevant.

Tax Deductibility of Executive Compensation

      Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to our chief executive officer and to each of the other four most highly-compensated executive officers. NETGEAR may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). NETGEAR has adopted a policy that, where reasonably practicable, NETGEAR will seek to qualify variable compensation paid to its executive officers for an exemption from the deductibility limitations of 162(m).

Respectfully submitted by:
THE COMPENSATION COMMITTEE

RALPH E. FAISON
GERALD A. POCH
GREGORY J. ROSSMANN

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this report of the Audit Committee of our Board of Directors shall not be deemed “filed” with the Commission or “soliciting material” under the 1934 Act, and shall not be incorporated by reference into any such filings.

      The Audit Committee, which currently consists of A. Timothy Godwin, Linwood A. Lacy, Jr. and Stephen D. Royer, evaluates audit performance, manages relations with our independent auditors and evaluates policies and procedures relating to internal accounting functions and controls. Prior to Mr. Godwin joining the Audit Committee in August 2003, the members of the committee were Messrs. Lacy, Poch and Royer. Our Board of Directors adopted a written charter for the audit committee in September 2000 and most recently amended it in February 2004, which details the responsibilities of the Audit Committee. This report relates to the activities undertaken by the Audit Committee in fulfilling such responsibilities.

      The Audit Committee members are not professional auditors or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Audit Committee oversees NETGEAR’s financial reporting process on behalf of our Board of Directors. NETGEAR’s management has the primary responsibility for the financial statements and reporting process, including NETGEAR’s systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2003. This review included a discussion of the quality and the acceptability of NETGEAR’s financial reporting and controls, including the clarity of disclosures in the financial statements.

      The Audit Committee also reviewed with NETGEAR’s independent auditors, who are responsible for expressing an opinion on the conformity of NETGEAR’s audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of NETGEAR’s financial reporting and such other matters required to be discussed with the Audit Committee under generally accepted auditing standards in the United States including Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the independent auditors such auditors’ independence from management and NETGEAR, including the matters in such auditors’ written disclosures required by Independence Standards Board Statement No. 1.

      The Audit Committee further discussed with NETGEAR’s independent auditors the overall scope and plans for their audits. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of the independent auditors’ examinations and evaluations of NETGEAR’s internal controls, and the overall quality of NETGEAR’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors and our Board of Directors has approved that the audited financial statements and disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” be included in the Annual Report on Form 10-K for the year ended December 31, 2003 be filed with the Securities and Exchange Commission.

Respectfully submitted by:
THE AUDIT COMMITTEE

A. TIMOTHY GODWIN
LINWOOD A. LACY, JR.
STEPHEN D. ROYER

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the 1934 Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms that we have received, or written representations from reporting persons, we believe that during 2003, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% stockholders were met with the following exceptions: Christopher Marshall filed one Form 3 reporting one transaction late, Michael Werdann filed one Form 3 reporting one transaction late and David Soares filed one Form 3 reporting one transaction late.

RELATED PARTY TRANSACTIONS

      In April 2003, we entered into separation and release agreements with each of Stephen Dix and Arthur J. Smith, two of our former executive officers. Pursuant to the terms of their separation agreements, each officer received 26 weeks of severance pay and benefits and option acceleration and exercise rights pursuant to the terms of their employment agreements with us.

      In December 2003, we entered into a severance agreement and release with Leslie A. Adams, our former Vice President of Marketing. Pursuant to the terms of her separation agreement, she is receiving 26 weeks of severance pay and benefits and will continue to have her options vest through one-year following her separation from us. In addition, the agreement provides for the monthly payment of a housing allowance to Ms. Adams, payable during the 26-week period following her termination of employment. Ms. Adams has agreed to a one-year non-solicitation period regarding our employees.

      In March 2004, we filed a registration statement with the Securities and Exchange Commission for an underwritten offering with respect to up to 6,000,000 shares of our common stock on behalf of certain selling stockholders. A purpose of the offering is to provide for an orderly distribution of shares, primarily on behalf of certain long-standing financial investors, and to provide a larger public float of our shares. Selling stockholders in the offering included Pequot Capital Management, Inc. and Shamrock Capital Growth Fund, L.P. Gerald A. Poch is a managing director of Pequot Capital Management, Inc. and co-head of Pequot Ventures, and Gregory J. Rossmann is a general partner of Pequot Private Equity Fund II, L.P. Stephen D. Royer serves a managing director of Shamrock Capital Advisors, Inc., which is a related party of Shamrock Capital Growth Fund, L.P.

COMPANY PERFORMANCE

      Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, the following information relating to the price performance of our common stock shall not be deemed “filed” with the Commission or “soliciting material” under the 1934 Act and shall not be incorporated by reference into any such filings.

      The following graph shows a comparison from July 31, 2003 (the date our common stock commenced trading on the Nasdaq National Market) through December 31, 2003 of cumulative total return for our common stock, the Nasdaq Market Index and the Nasdaq Computer Index. Such returns are based on historical results and are not intended to suggest future performance. Data for the Nasdaq Market Index and the Nasdaq Computer Index assume reinvestment of dividends. We have never paid dividends on our common stock and have no present plans to do so.

	July 31, 2003	September 28, 2003	December 31, 2003

NETGEAR, Inc.	$100.00	$118.00	$114.21
NASDAQ Computer Index	$100.00	$105.68	$116.78
NASDAQ Market Index	$100.00	$103.29	$115.47

OTHER MATTERS

      We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

      It is important that your shares be represented at the annual meeting, regardless of the number of shares, which you hold. You are, therefore, urged to mark, sign, date and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

THE BOARD OF DIRECTORS OF NETGEAR, INC.:

PATRICK C.S. LO
RALPH E. FAISON
A. TIMOTHY GODWIN
LINWOOD A. LACY, JR.
GERALD A. POCH
GREGORY J. ROSSMANN
STEPHEN D. ROYER

Dated: April 29, 2004

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Purpose:

      The purpose of the Audit Committee of the Board of Directors of NETGEAR, Inc., a Delaware corporation (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of: (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and make recommendations derived from such monitoring; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the Board’s attention.

      In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

Membership:

      The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three members of the Board. Members of the Audit Committee must meet the following criteria (as well as any additional criteria required by the SEC or Nasdaq):

•	The Audit Committee shall consist of such number of independent directors as required under the Nasdaq rules, the rules of the SEC and applicable law, as in effect from time to time. To comply with this requirement, the Audit Committee shall obtain from the Company’s outside SEC legal counsel a written response as to whether any changes to the rules and/or laws have been proposed or changed, the effective date of the proposal or change, and the time period in which the Company must be in compliance;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

•	To the extent practicable, at least one member will (i) have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities, or (ii) be a financial expert, as such term is defined under the Nasdaq rules, the rules of the SEC and applicable law, as in effect from time to time.

Responsibilities:

      The responsibilities of the Audit Committee shall include:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Appointing, retaining, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors and the independent auditors shall be accountable to the Audit Committee and shall submit any such recommendation to the Company’s stockholders for ratification;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence for the annual audit and quarterly reviews for the current year; (ii) obtaining on a periodic basis a written statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board, and to the extent there are relationships, monitoring and investigating them; (iii) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (iv) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in connection with filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

•	Directing the Company’s independent auditors to review, prior to filing with the SEC, the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing the unaudited quarterly operating results in the Company’s quarterly earnings release prior to release;

•	Overseeing compliance with the requirements of the SEC and NASDAQ for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	At least annually, obtaining and reviewing a report by the independent auditor describing the audit firm’s internal quality-control procedures and any material issues raised by the most recent internal quality-control procedures and any material issues raised by the most recent internal quality-control, peer review or any inquiry or investigation by governmental or professional authorities within the preceding two years and any steps to deal with any identified issues;

•	Reviewing and approving the Company’s Code of Business Ethics and Conflict of Interest Policy for Directors, Officers and Key Employees, in accord with applicable law;

•	Reviewing the results of the annual Certification of the Code of Business Ethics and Conflict of Interest Policy For Directors, Officers and Key Employees with management and the disposition of all instances of noncompliance;

•	Setting clear hiring policies for employees or former employees of the Company’s independent auditors, consistent with SEC and NASDAQ regulations and guidelines;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies;

•	Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	Obtaining advice and assistance from outside legal, accounting or other advisors, with any resulting expenses being paid by the Company;

•	Reviewing and approving in advance any proposed related party transactions;

•	At least annually, reviewing its own charter, structure, processes, and membership requirements and performing an annual self-evaluation of its performance;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls, auditing matters or related matters.

•	Any additional responsibility or authority mandated by the SEC, NASDAQ or other applicable rule or regulation.

Meetings:

      The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board in advance.

      The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, to fulfill the responsibilities of the Audit Committee under this charter.

Minutes:

      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Reports:

      In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its findings and recommendations to the Board as may be appropriate, consistent with the Committee’s charter.

Compensation:

      Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers and per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

      Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

Delegation of Authority:

      The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

APPENDIX B

NETGEAR, INC.

NOMINATING AND CORPORATE GOVERNANCE

COMMITTEE CHARTER

Purpose:

      The purpose of the Nominating and Corporate Governance Committee (the “Committee”) is to ensure that the Board of Directors (the “Board”) is properly constituted to meet its fiduciary obligations to the stockholders of NETGEAR, Inc. (the “Company”) and that the Company has and follows appropriate corporate governance principles and directorship practices. To carry out this purpose, the Committee shall: (1) assist the Board by identifying qualified prospective director nominees and to recommend to the Board the director nominees for the next annual meeting of stockholders; (2) develop and recommend to the Board corporate governance principles and directorship practices; (3) recommends the composition, functions and duties of the committees of the Board; and (4) recommends a process for the Board’s and each Committee’s annual self evaluation.

Committee Membership and Organization:

•	The Committee shall be comprised of no fewer than two members.

•	The members of the Nominating and Corporate Governance Committee shall meet the independence requirements of Nasdaq Rule 4200; provided that the Board may appoint a single “non-employee”, “non-independent” member consistent with the rules and regulations promulgated by Nasdaq.

•	The members of the Committee shall be appointed and replaced by the Board.

Committee Responsibilities and Authority:

•	Evaluate the composition, organization and governance of the Board and its committees, determine future requirements and make recommendations to the Board for approval.

•	Determine on an annual basis desired Board member qualifications, expertise and characteristics and conduct searches for potential Board members with corresponding attributes. Evaluate and propose nominees for election to the Board. In performing these tasks the Nominating and Corporate Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates.

•	Evaluate director compensation, consulting with outside consultants and/or with the Human Resources department when appropriate, and make recommendations to the Board regarding director compensation. In performing this review, the committee focuses on ensuring that the interests of the outside directors continue to be closely aligned with the interests of the Company’s stockholders.

•	Annually oversee the Board performance evaluation process including conducting surveys of director observations, suggestions and preferences.

•	Form and delegate authority to subcommittees when appropriate.

•	Evaluate and make recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, and proposal of the Board slate for election.

•	Review and consider the Company’s position and practices on significant issues of corporate public responsibility such as workforce diversity, protection of the environment, and philanthropic contributions, and review and consider stockholders proposals.

•	Evaluate and recommend termination of membership of individual directors in accordance with the Board’s governance principles, for cause or for other appropriate reasons.

B-1

•	Conduct an annual review on succession planning, report its findings and recommendations to the Board, and work with the Board in evaluating potential successors to executive management positions.

•	Coordinate and approve Board and committee meeting schedules.

•	Make regular reports to the Board.

•	Review and re-examine this Charter annually and make recommendations to the Board for any proposed changes as appropriate.

•	Annually review and evaluate its own performance.

•	In performing its responsibilities, the Nominating and Corporate Governance Committee shall have the authority to obtain advice, reports or opinions from internal or external counsel and expert advisors.

Meetings:

      The Committee will meet at least [once per quarter] unless otherwise determined by the Committee. The Committee will provide the schedule of Committee meetings to the Board of Directors. Special meetings may be convened as required. The Committee, or its Chair, shall report to the Board of Directors on the results of these meetings. The Committee may invite to its meetings other Directors, Company management and such other persons as the Committee deems appropriate in order to carry out its responsibilities.

      The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

B-2

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
NETGEAR, INC.

Proxy for Annual Meeting of Stockholders

The undersigned stockholder of NETGEAR, Inc., a Delaware corporation, hereby acknowledges receipt of the 2003 Annual Report to Stockholders and the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders of NETGEAR, Inc. to be held on June 16, 2004, at 10:00 a.m., local time, at the 4500 Great America Parkway, Santa Clara, California 95054, and hereby appoints Patrick C.S. Lo and Jonathan R. Mather, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at such meeting, and at any adjournment or adjournments thereof, and to vote all the shares of Common Stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below:

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ Detach here from proxy voting card. ▲

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES AND ATTORNEYS-IN-FACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

1. ELECTION OF DIRECTORS

☐	FOR all nominees listed below (except as marked below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

To withhold authority to vote for any nominee, strike a line through the name of such nominee.

01 Patrick C.S. Lo; 02 Ralph E. Faison; 03 A. Timothy Godwin; 04 Linwood A. Lacy, Jr.; 05 Gerald A. Poch; 06 Gregory Rossmann; 07 Stephen D. Royer

	FOR	AGAINST	ABSTAIN
2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP	☐	☐	☐

Either of such proxies and attorneys-in-fact, or their substitutes, as shall be present and shall act at said meeting or any adjournment or adjournments thereof shall have and may exercise all the powers of said proxies and attorneys-in-fact hereunder.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s).

Signature	Signature	Date

(This proxy should be marked, dated, signed by the stockholder(s) exactly as the name(s) appear on the stock certificate(s) and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.)

▲ Detach here from proxy voting card ▲